Events after the reporting date	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting date	Events after the reporting date
New York Stock Exchange compliance
On January 14, 2026, the New York Stock Exchange (the “NYSE”) notified us that we had regained compliance with all continued listing standards. On June 5, 2025, the NYSE notified us that we had become noncompliant with the minimum market capitalization requirements of the NYSE Listed Company Manual because we had an average global market capitalization over a consecutive 30 trading-day period below $50,000,000 and, at the same time, stockholders’ equity was less than $50,000,000.
Amendment to Convertible Debt and Sale of Bitcoin

On February 10, 2026, the Company entered into a second amendment of the Secured Convertible Debenture Purchase Agreement for the Company’s convertible debt issued on July 7, 2025 (the “Debentures”). Pursuant to the Amendment, the Company will redeem in full the remaining $94.5 million aggregate principal amount of outstanding Debentures at a cash price equal to one hundred percent of the principal amount being redeemed, plus any accrued and unpaid interest. Subject to certain restrictions set forth in the Debentures, the redemption will be funded by the sale of Bitcoin held in a securities account to secure the Debentures (the “Bitcoin Collateral Account”) in increments such that, on or before June 1, 2026, either the Debentures will be fully redeemed or all 1,617 Bitcoin in the Bitcoin Collateral Account will have been sold to fund the redemption of the applicable portion of the principal amount of outstanding Debentures. To the extent that any principal amount or any accrued and unpaid interest thereon remains outstanding (the “Outstanding Amount”) following the release of all 1,617 Bitcoin from the Bitcoin Collateral Account, such Outstanding Amount shall not be subject to repurchase by the Company at the option of any holder of the Debentures until January 7, 2027 at the earliest, except as otherwise set forth in the Debentures.
As of April 23, 2026, the Company had released from collateral and sold 700 Bitcoin for a total of $50.8 million, all of which proceeds were used to fund the redemption of outstanding convertible debt. As of April 23, 2026, $43.7 million of convertible debt remains outstanding.
As of April 23, 2026, the Company holds 1,114 Bitcoin, of which 917 are held as security for the remaining outstanding convertible debt and 197 are held without any restriction. The total Bitcoin held are valued at $86.7 million as of April 23, 2026 based on the quoted value on Coinbase, timestamp 23.59.59 Paris. The Company continues to monitor market conditions and may adjust its digital assets holdings as part of its ongoing treasury management strategy.
On April 25, 2026, the conversion price of the convertible debt was reset from $21.00 per ADS to $14.00 per ADS in accordance with the terms of the debenture agreement.
Grant of restricted shares
At the meeting of April 28, 2026, the Board of Directors granted to two officers 8,420,000 restricted share awards, representing 84,200 ADS with vesting over three years.